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                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John B. Carrington hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       He is the Chief Executive Officer of Websense, Inc.

2. The Quarterly Report on Form 10-Q of Websense, Inc. for the quarterly period ended March 31, 2003 fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3. The information contained in the Quarterly Report on Form 10-Q of Websense, Inc. for the quarterly period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Websense, Inc.

Dated: May 14, 2003

                                          By: /s/ JOHN B. CARRINGTON
                                              ----------------------
                                              John B. Carrington
                                              Chief Executive Officer

         *A signed original of this written statement required by Section 906 has been provided to Websense, Inc. and will be retained by Websense, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, irrespective of any general incorporation language contained in such filing.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Douglas C. Wride hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       He is the Chief Financial Officer of Websense, Inc.

2. The Quarterly Report on Form 10-Q of Websense, Inc. for the quarterly period ended March 31, 2003 fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3. The information contained in the Quarterly Report on Form 10-Q of Websense, Inc. for the quarterly period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Websense, Inc.

Dated: May 14, 2003

                                          By: /s/ DOUGLAS C. WRIDE
                                              --------------------
                                              Douglas  C. Wride
                                              Chief Financial Officer

         *A signed original of this written statement required by Section 906 has been provided to Websense, Inc. and will be retained by Websense, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, irrespective of any general incorporation language contained in such filing.